                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                               (Amendment No.__)

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     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Alliance Institutional Funds, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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


                           ALLIANCE BOND FUND, INC. -
                           U.S. Government Portfolio

                      ALLIANCE INSTITUTIONAL FUNDS, INC. -
                   Alliance Premier Growth Institutional Fund
                   Alliance Special Equity Institutional Fund
                       Alliance Quasar Institutional Fund

                          1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                                                                October 30, 2000

To the Stockholders of Alliance Bond Fund, Inc.--U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc.--Alliance Premier Growth Institutional Fund ("Premier Growth Institutional Fund"), Alliance Institutional Funds, Inc.--Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc.--Alliance Quasar Institutional Fund ("Quasar Institutional") (collectively, the "Funds"):

  The accompanying Notice of Meeting and Proxy Statement present three proposals to be considered at the Funds' Joint Special Meeting of Stockholders (the "Meeting") to be held on December 12, 2000. The proposals are discussed more fully in the accompanying Proxy Statement.

  The first proposal revises the Funds' fundamental investment restrictions to permit the Funds to engage in securities lending to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act"). The last two proposals relax or remove, in each case consistent with the 1940 Act, certain investment restrictions that were originally required by old state "blue sky" laws that were preempted and thus nullified by Congress in 1996. These restrictions are not required by the 1940 Act. The Boards of Directors believe that it is in the best interests of the Funds and their stockholders to change these policies to provide the Funds with the investment flexibility allowed by the 1940 Act.

  We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Funds additional proxy solicitation expenses. Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from SCC reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call SCC at (877) 504-9595.

                                                      Sincerely,

                                                      John D. Carifa
                                                      Chairman and President

[Alliance Capital Logo]

              Alliance Bond Fund, Inc.--U.S. Government Portfolio
                      Alliance Institutional Funds, Inc.
                 --Alliance Premier Growth Institutional Fund
                 --Alliance Special Equity Institutional Fund
                     --Alliance Quasar Institutional Fund

-------------------------------------------------------------------------------

1345 Avenue of the Americas,
New York, New York 10105
Toll Free (800) 221-5672

-------------------------------------------------------------------------------

                NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
                               December 12, 2000

To the Stockholders of Alliance Bond Fund, Inc.--U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc.--Alliance Premier Growth Institutional Fund ("Premier Growth Institutional"), Alliance Institutional Funds, Inc.--Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc.-- Alliance Quasar Institutional Fund ("Quasar Institutional"):

  Notice is hereby given that a Joint Special Meeting of Stockholders (the "Meeting") of U.S. Government, Premier Growth Institutional, Special Equity Institutional, and Quasar Institutional, each a Maryland corporation or a portfolio of a Maryland corporation (the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated October 30, 2000:

    1. To approve an amendment of each Fund's fundamental policy to permit each Fund to engage in securities lending to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

    2. To approve the amendment of certain of the Funds' fundamental policies, in each case consistent with the 1940 Act:

    2A. For Premier Growth Institutional and Special Equity Institutional, approval of a proposal to amend a fundamental policy relating to portfolio diversification to permit the Funds to fully use the investment latitude for diversified funds established by the 1940 Act,

    2B. For Premier Growth Institutional, approval of a proposal to amend a fundamental investment policy relating to investments in non-U.S. companies,

    2C. For Quasar Institutional and Special Equity Institutional, approval of a proposal to amend a fundamental policy to permit the Funds to purchase and sell financial forward and futures contracts and options thereon,

    3. To approve the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental:

    3A. For U.S. Government, approval of a proposal to reclassify the fundamental policy regarding the writing, purchasing or selling of puts, calls or any combination thereof to a non-fundamental policy,

    3B. For U.S. Government, approval of a proposal to remove a fundamental policy that restricts investments in unseasoned issuers,

    3C. For Quasar Institutional and U.S. Government, approval of a proposal to reclassify the fundamental policy regarding investments in illiquid securities as non-fundamental and to revise the policy; and

    4. To transact such other business as may properly come before the Meeting.

  The Boards of Directors have fixed the close of business on September 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

  The enclosed proxy is being solicited on behalf of the Boards of Directors of the Funds. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

  The Boards of Directors recommends approval of all the proposals.

                                   By Order of the Boards of Directors,

                                   Edmund P. Bergan, Jr.
                                    Secretary

New York, New York
October 30, 2000

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote via the Internet or by telephone. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

              Alliance Bond Fund, Inc.--U.S. Government Portfolio
     Alliance Institutional Funds, Inc.--Premier Growth Institutional Fund Alliance Institutional Funds, Inc.--Special Equity Institutional Fund
         Alliance Institutional Funds, Inc.--Quasar Institutional Fund

                          1345 Avenue of the Americas
                           New York, New York 10105

                            -----------------------

                     JOINT SPECIAL MEETING OF STOCKHOLDERS
                               December 12, 2000

                            -----------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Alliance Bond Fund, Inc.--U.S. Government Portfolio ("U.S. Government"), Alliance Institutional Funds, Inc.-- Alliance Premier Growth Institutional Fund ("Premier Growth Institutional "), Alliance Institutional Funds, Inc.--Alliance Special Equity Institutional Fund ("Special Equity Institutional"), and Alliance Institutional Funds, Inc.-- Alliance Quasar Institutional Fund ("Quasar Institutional"), each a Maryland corporation or a portfolio of a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at the Joint Special Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, December 12, 2000 at 11:00 a.m. Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by Alliance Capital Management L.P., the Funds' investment adviser ("Alliance").

  The Boards of Directors have fixed the close of business on September 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Funds as of the Record Date consisted of 104,371,143 shares of common stock of U.S. Government, 25,507,098 shares of common stock of Premier Growth Institutional, 43,977,465 shares of common stock of Special Equity Institutional, and 1,278,417 shares of common stock of Quasar Institutional, representing all classes of shares for each Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of an amendment to the Fund's fundamental policy to permit the lending of securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (Proposal One), for the approval of the amendment of certain of the Fund's fundamental policies, in each case consistent with the 1940 Act, (Proposal Two), and for the approval of the removal or reclassification of certain of the Funds' fundamental policies as non-fundamental ("Proposal Three"). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have no effect on the outcome of the Proposals. If any proposal, other than the Proposals, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

  A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the shares entitled to vote for each Fund at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Boards of Directors on any Proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Boards of Directors on a Proposal will be voted against adjournment as to that Proposal.

  The Funds have engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. SCC will receive a fee of approximately $2,500 for its services plus reimbursement of out-of-pocket expenses.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each Proposal and an unfavorable vote on a Proposal by the stockholders of one Fund will not affect the implementation of the Proposal by any other Fund if such Proposal is approved by the stockholders of the other Fund.

  The following table summarizes the Proposals on which stockholders are being asked to vote and indicates which stockholders are eligible to vote on each proposal. Stockholders of each Fund voting separately by Fund will vote on the Proposals, as applicable.

PROPOSAL             BRIEF DESCRIPTION OF PROPOSAL
--------    ------------------------------------------------
Proposal 1  To amend a fundamental policy to permit
            securities lending to the extent permitted by
            the 1940 Act

Proposal 2  To amend certain fundamental policies

       2A:  For Premier Growth Institutional and Special
            Equity Institutional, approval of a proposal to amend a fundamental policy relating to portfolio diversification to permit the Funds to fully use the investment latitude for diversified funds established by the 1940 Act,

       2B: For Premier Growth Institutional, approval of a proposal to amend a fundamental investment policy relating to investments in non-U.S.
            companies,

       2C:  For Quasar Institutional and Special Equity
            Institutional, approval of a proposal to amend a fundamental policy to permit the Funds to purchase and sell financial forward and futures contracts and options thereon,

PROPOSAL             BRIEF DESCRIPTION OF PROPOSAL
--------    ------------------------------------------------

Proposal 3  To approve the removal or reclassification of
            certain fundamental policies as non-fundamental and, in certain cases, revise that policy

       3A: For U.S. Government, approval of a proposal to reclassify the fundamental policy regarding the writing, purchasing or selling of puts, calls or any combination thereof to a non-fundamental policy,

       3B: For U.S. Government, approval of a proposal to remove a fundamental policy that restricts investments in unseasoned issuers,

       3C: For Quasar Institutional and U.S. Government, approval of a proposal to reclassify the fundamental policy regarding investments in illiquid securities as non-fundamental and to revise the policy.

                                  PROPOSAL ONE

                             APPROVAL OF A PROPOSAL
                         TO AMEND A FUNDAMENTAL POLICY
                      TO PERMIT SECURITIES LENDING TO THE
                        EXTENT PERMITTED BY THE 1940 ACT
                                  (All Funds)

  The fundamental policies of each of the Funds currently do not permit lending. Under their current policies, the Funds generally may not make loans with certain exceptions for the purchase of debt obligations. At its September 7, 2000 Special Meeting, Alliance informed the Directors that it was developing, for the Director's consideration, proposed securities lending arrangements for many Alliance Mutual Funds, including the Funds. Alliance noted that the proposed arrangements would enable each participating fund to earn incremental investment income through the lending of a portion of the Fund's portfolio securities on terms designed to avoid any impingement of the Fund's ongoing investment process. Alliance stated that in anticipation of these recommendations, it was recommending the revision of the Funds' fundamental investment restrictions generally prohibiting the Funds from engaging in securities lending. At the September 7, 2000 Meeting, the Boards of Directors approved Alliance's recommendation that these fundamental policies be revised to permit the Funds to engage in securities lending to the extent permitted by the 1940 Act. The Boards further resolved to recommend this change to the Fund's stockholders for their approval. The current and proposed policies are set forth in Exhibit A.

  In recommending this change, Alliance informed the Boards that this absolute prohibition was not required by the 1940 Act. Alliance noted that this restriction was required by state "blue sky" laws that were nullified by the federal preemption of state regulation of mutual fund prospectuses passed by Congress in 1996. Alliance noted that in order to ensure that the Funds can continue to compete with newer funds created after federal preemption that are not so constrained, as well as older funds that changed their lending policies to permit securities lending, it was recommending that this fundamental policy and a related policy be revised so as to provide the Funds with essentially the same investment flexibility to engage in securities lending as is possessed by the majority of the Alliance Mutual Funds, which are permitted to engage in securities lending to the extent permitted by the 1940 Act.

  If the proposal is approved by the stockholders of each Fund, each Fund would, as currently permitted, be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets (including collateral for any security loaned). A Fund would lend securities only on a fully collateralized basis and only to borrowers deemed by Alliance to be of sound financial standing. While any such loan is outstanding, it would be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, equal at all times to at least 100% of the current market value of the loaned securities plus, if applicable, accrued interest. All such loans could be terminated at any time by either the Fund (entitling the Fund to the return of the loaned securities at the end of the customary settlement period for the type of securities loaned) or the borrower. It is currently expected that the transactions would be structured so that a Fund would retain rights of ownership of the loaned securities, including rights to dividends, interest or other distributions on the loaned securities. Voting rights would pass with the lending, although a Fund would be able to call loans to vote proxies if desired.

  Approval of this Proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined by the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of each Fund present or represented at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve the amendment to the Fund's fundamental policy to permit lending to the extent permitted by the 1940 Act, that Fund's policy will remain unchanged.

  Your Board of Directors recommends that the stockholders vote "FOR" the approval of Proposal One.

                                 PROPOSAL TWO

                           APPROVAL OF PROPOSALS TO
                                 AMEND CERTAIN
                             FUNDAMENTAL POLICIES
                               (PROPOSALS 2A-2C)

  The primary purpose of Proposals 2A through 2C is to amend certain fundamental investment restrictions of the Premier Growth Institutional, Special Equity Institutional, and Quasar Institutional. As discussed below, some of these restrictions have their origin in old "blue sky" undertakings, which were nullified by Congress in 1996. These restrictions could conceivably serve as an impediment to a Fund's investment process.

If approved by the Funds' stockholders, the amended fundamental policies could not be changed without a further stockholder vote. If a proposed restriction is not approved by a particular Fund, the current investment restriction will remain in place as a fundamental restriction and stockholder approval (with its attendant costs and delays) will continue to be required prior to any change in the investment restriction.

  The discussions below describe each proposal and the reasons for each recommendation. Please refer to the Exhibit B following this discussion to compare your Fund's current policies to the proposed policies.

                                  PROPOSAL 2A

   APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL POLICY RELATING TO PORTFOLIO DIVERSIFICATION TO PERMIT CERTAIN FUNDS TO FULLY USE THE INVESTMENT LATITUDE
               FOR DIVERSIFIED FUNDS ESTABLISHED BY THE 1940 ACT
        (Premier Growth Institutional and Special Equity Institutional)

  Although each of Premier Growth Institutional and Special Equity Institutional is a "diversified" investment company under the 1940 Act, these Funds have a fundamental policy that is more restrictive than that required of a diversified investment company. To be "diversified" under the 1940 Act, an investment company must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (the "5% limit") or acquire more than 10% of the outstanding voting securities of any one issuer (the "10% limit"). Up to 25% of its total assets (the "25% basket") may be invested without regard to these restrictions (i.e., up to 25% in one or more issuers).

  Under the current fundamental policies of both Funds, the 10% limit applies to 100% of its total assets, rather than 75% that is permitted under the 1940 Act. At its September 7, 2000 Special Meeting, the Board of Directors approved Alliance's recommendation that this fundamental policy be revised to permit the Funds to invest in accordance with the limits contained in the 1940 Act for diversified investment companies. In making its recommendation, Alliance noted that these changes would enable the Funds to remain competitive with newer funds that are not subject to these restrictions, as well as older funds that changed their diversification policies to remove similar restrictions, and would allow the Fund the flexibility to take larger positions within its non-diversified 25% basket when Alliance deems appropriate. Alliance stated that it believed that the adoption of this change would not materially affect the operation of the Funds, although it was expected that the Funds would avail themselves of the occasional opportunities presented by the non-diversified 25% basket. The returns of a fund that may invest 25% of its total assets in a single issuer may be more dependent on a single stock and may be more volatile than those of a fund that is subject to a lower limit on such investments. The current fundamental policies and the proposed revised fundamental policies are set forth in Exhibit B to this Proxy Statement.

                                  PROPOSAL 2B

  APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL INVESTMENT POLICY RELATING TO
                       INVESTMENTS IN NON-U.S. COMPANIES
                        (Premier Growth Institutional)

  Premier Growth Institutional currently has a fundamental policy to invest at least 85% of its total assets in equity securities of "U.S. Companies". A "U.S. Company" is defined as a company that (i) is organized under United States law, (ii) has its principal office in the United States, and (iii) issues equity securities that are traded principally in the United States. At a meeting on September 26, 2000, the Board of Directors of the Fund approved Alliance's recommendation to (i) reduce the 85% limitation to 80% (ii) remove the definition of "U.S. Company", and in lieu of defining U.S. Company, adopt a new definition of "Non-U.S. Company" for the purposes of the policy. The Board further resolved to recommend these changes to the Fund's stockholders for their approval.

  In recommending these changes, Alliance advised the Board that in recent years many companies had become more global in nature, expanding their business and markets outside the United States. At the same time, many of these companies continue to have a very significant business presence in the United States and continue to issue securities that trade predominately in the United States. Alliance advised the Board that in order to enable the Fund to continue to invest in the same companies as it has in the past, the definition of "U.S. Company" should be removed and, instead, Alliance proposed that the Directors adopt a new definition of "Non-U.S. Company" to be applicable to the Fund.

  Under this new definition, a "Non-U.S. Company" would be a company that (i) is organized outside the United States, (ii) has its principal place of business outside the United States, and (iii) issues securities that are traded principally in a foreign country. Companies that did not fall within the definition of "Non-U.S. Company" would be considered to be U.S. companies for purposes of this policy. Alliance advised the Directors that, as a result of these proposals if approved, a company that was either organized or had a principal place of business outside the United States, but which issued securities principally traded in the United States, would be considered to be a U.S. company.

  In addition, Alliance advised the Board that it was recommending that the current fundamental requirement that the Fund invest at least 85% of its total assets in U.S. Companies be reduced to 80% to allow the Fund additional flexibility in managing the Fund's portfolio. Alliance informed the Directors it was recommending this additional change because there are some companies in which the Fund has invested in the past that will be considered to be "Non-U.S. Companies" even under the proposed revised definition. This increased latitude will allow the Fund to continue to invest in the same companies as it has in the past. Alliance advised the Board that it did not expect that this change would significantly affect the management of the Fund.

                                  PROPOSAL 2C

  APPROVAL OF A PROPOSAL TO AMEND A FUNDAMENTAL POLICY TO PERMIT THE FUNDS TO PURCHASE AND SELL FINANCIAL FORWARD AND FUTURES CONTRACTS AND OPTIONS THEREON
            (Quasar Institutional and Special Equity Institutional)

  At their September 7, 2000, Special Meeting, the Board of Directors of Special Equity Institutional and Quasar Institutional considered and approved Alliance's recommendation that each of the Fund's fundamental policies be amended to permit the use of stock index futures and options thereon for hedging purposes.

  In making its recommendation, Alliance noted that each Fund has a fundamental policy against investment in commodities or commodity contracts. As a result of this restriction, Alliance noted, index futures are currently unavailable to each of the Funds.

  In making this recommendation, Alliance stated its belief that, as the use of these instruments has become more prevalent in the marketplace, each Fund's inability to use, at least for hedging purposes, financial commodities including stock index futures and options thereon places the Fund at a competitive disadvantage. As a result, Alliance considered it in the best interests of each Fund and its respective stockholders to obtain stockholder action appropriately amending the investment policies and installing more permissive non-fundamental investment policies. The current fundamental policies and the proposed non-fundamental policies (which may be subsequently be changed by the Boards of Directors without a stockholder vote) are set forth in Exhibit B to this Proxy Statement.

  The proposed non-fundamental investment policies would provide that each Fund may utilize financial forward and futures contracts and options thereon only for hedging purposes. In addition, each Fund would not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of each Fund and the futures contracts subject to outstanding options written by a Fund would exceed 50% of its total assets. Each Fund would not purchase or sell a stock index futures contract if immediately thereafter more than 30% of its total assets would be hedged with stock index futures. Finally, each Fund would not purchase or sell a stock index future contract if, immediately thereafter, the sum of the amount of margin deposits on such Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. In connection with its purchase of stock index futures contracts, each Fund would deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

  Based upon Alliance's presentation, the Board of Directors concluded that the proposed amendment to each Fund's fundamental investment policies to permit the use of financial forward and futures contracts and the adoption of the non-fundamental investment policies would be in the best interests of each Fund and its respective stockholders. The Board further resolved to recommend this change to the Funds' stockholders for their approval. Adoption of this change is not expected to materially change the operation of the Funds.

  Approval of Proposals 2A, 2B and 2C requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the amendment of the Fund's fundamental policies, that Fund's policies will remain the same.

  The Boards of Directors of Premier Growth Institutional, Special Equity Institutional and Quasar Institutional recommend that the stockholders of each of the Funds vote "FOR" the approval of each of Proposals 2A, 2B and 2C, as applicable.

                                 PROPOSAL THREE

                             APPROVAL OF PROPOSALS
                       TO REMOVE OR RECLASSIFY CERTAIN OF
                             THE FUNDS' FUNDAMENTAL
                      POLICIES AS NON-FUNDAMENTAL POLICIES
                               (PROPOSALS 3A-3C)

  The primary purpose of Proposals 3A-3C is to reclassify the fundamental policy of U.S. Government regarding the writing, purchasing or selling of puts and calls to a non-fundamental policy, remove a fundamental policy of U.S. Government with respect to its investment in unseasoned issuers and to revise and reclassify the fundamental policies of U.S. Government and Quasar Institutional with respect to their investment in illiquid securities as non-fundamental policies.

  The discussions below are a general overview of the Fund's current policies. Please refer to Exhibit C following this discussion to compare your Fund's current policies to the proposed policies. The Boards of Directors of the Funds recommend that stockholders approve the proposal.

                                  PROPOSAL 3A

   APPROVAL OF A PROPOSAL TO RECLASSIFY THE FUNDAMENTAL POLICY REGARDING THE WRITING, PURCHASING OR SELLING OF PUTS, CALLS OR ANY COMBINATION THEREOF TO A
                             NON-FUNDAMENTAL POLICY
                               (U.S. Government)

  The fundamental policies of U.S. Government currently do not permit U.S. Government to write, purchase or sell puts, calls or any combination thereof. The Fund is not required under the 1940 Act to have such a fundamental policy. The Directors are recommending the reclassification of this fundamental restriction to non-fundamental in order to preserve the flexibility of the Fund to respond to changed market, industry or regulatory conditions without the expense and delay of a stockholder vote. The Directors are not proposing any substantive change in the policy at this time. If the Proposal is adopted, the Directors would adopt an identical non-fundamental investment policy.

                                  PROPOSAL 3B

      APPROVAL OF A PROPOSAL TO REMOVE A FUNDAMENTAL POLICY THAT RESTRICTS
                       INVESTMENTS IN UNSEASONED ISSUERS
                               (U.S. Government)

  U.S. Government currently has a policy providing that the Fund shall not invest more than 15% of its assets in securities of companies (including predecessors) that have a record of less than three years of continuous operation (often called "unseasoned issuers"). The Board of Directors of U.S. Government is recommending the removal of the policy. The Fund's current policy is set forth in Exhibit C to this Proxy Statement.

  The Fund adopted the "unseasoned issuer" restriction in response to state "blue sky" requirements in connection with the registration of shares of the Fund for the sale. As discussed above, all state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply. Alliance discussed with the Board of Directors that it recognizes that the investment in securities of companies with less than three years of continuous operating history might not be appropriate for funds investing in companies with larger capitalizations. However, for funds that invest in securities issued by governmental agencies or instrumentalities (some of which may involve newly created special purpose corporations), like U.S. Government, Alliance does not believe that a blanket prohibition against these types of investments is in the best interest of the Fund or its stockholders. Alliance stated that the Fund may from time to time, consistent with its investment strategies, encounter investment opportunities from these types of issuers in which the Fund may desire the flexibility to invest. Based on Alliance's recommendation, the Board of Directors of the Fund therefore recommends that stockholders approve the removal of this investment restriction.

                                  PROPOSAL 3C

     APPROVAL OF A PROPOSAL TO RECLASSIFY THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN ILLIQUID SECURITIES AS NON-FUNDAMENTAL AND TO REVISE THE POLICY

                  (Quasar Institutional and U.S. Government)

  Each of U.S. Government and Quasar Institutional currently has a fundamental policy applicable to investments in illiquid securities that is more restrictive than that currently required by the Securities and Exchange Commission ("SEC"). Under the SEC's standards, non-money market mutual funds must limit their holdings in illiquid securities to 15% of their net assets. This SEC position is not required to be a fundamental policy. For the purpose of the 15% limitation, a security generally would be considered illiquid if it could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by a fund. Generally, Rule 144A securities that are determined by a Fund's Board of Directors to be liquid are not considered to be "illiquid" for purposes of these tests.

  Quasar Institutional currently has a fundamental policy limiting the Fund's investments in illiquid securities to 10% of its net assets. U.S. Government has a fundamental policy limiting these investments to 15% of net assets. In addition, both Funds' fundamental policy applies to all restricted securities, including Rule 144A securities. Because Rule 144A securities are "restricted", each Fund's fundamental policy does not permit the Fund to consider Rule 144A securities as liquid and not subject to the restrictions on investments in illiquid securities even if the Board of Directors determined them to be liquid.

  These more restrictive investment limitations grow out of old state "blue sky" provisions, which, as discussed above, no longer apply to funds. Quasar Institutional's policy is more restrictive than the SEC's current position and both Funds' policies are fundamental and cannot be changed without position stockholder approval. The Boards of Directors recommends revising each Fund's policy to conform with the SEC's guidelines and reclassifying the Funds' fundamental policy regarding investments in illiquid securities to a non-fundamental policy. Each Fund's current fundamental policy and the proposed non-fundamental policy regarding investments in illiquid securities is set forth in Exhibit C to this Proxy Statement.

  The SEC has from time to time changed the percentage limitation applicable to a fund's investment in illiquid securities. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%. The proposed non-fundamental policy of each Fund would enable the Fund to respond to any future change in the SEC's guidelines, without the expense and delay of a stockholder vote. Because Quasar Institutional has never approached a 10% investment in illiquid or restricted securities and U.S. Government has never approached a 15% investment in illiquid or restricted securities, the Board of Directors of each Fund do not anticipate that the proposed change will have a material impact on the operation of the respective Fund.

  Approval of Proposals 3A, 3B and 3C requires the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of a Fund do not approve the Proposal, that Fund will continue to be subject to these fundamental policies.

  The Boards of Directors of U.S. Government and Quasar Institutional recommend that the stockholders of the Funds vote "FOR" the approval of each of Proposals, 3A, 3B and 3C, as applicable.

                                  HOW TO VOTE

  You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

  Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

  Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

                INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

  The principal officers of the Funds and their principal occupations during the past five years are as follows:

  John D. Carifa, Chairman and President of each Fund, 55, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, with which he has been associated since prior to 1995.

  Alfred Harrison, Executive Vice President of Alliance Institutional Funds, Inc. ("AInstF"), 63, is Vice Chairman and a Director of ACMC, with which he has been associated since prior to 1995.

  Jane Mack Gould, Executive Vice President of AInstF, 62, is a Senior Vice President of ACMC, with which she has been associated since prior to 1995.

  Bruce K. Aronow, Vice President of AInstF, 34, is a Senior Vice President of ACMC since 1999. Prior thereto, he was a Vice President at Invesco since 1998, a Vice President at LGT Asset Management since 1996 and a Vice President at Chancellor Capital Management since before 1995.

  Kathleen A. Corbet, Senior Vice President of each Fund, 40, is an Executive Vice President of ACMC, with which she has been associated since prior to 1995.

  Wayne D. Lyski, Senior Vice President of Alliance Bond Fund, Inc. ("ABF"), 58, is an Executive Vice President of ACMC, with which he has been associated since prior to 1995.

  Daniel G. Pine, senior Vice President of AInstF, 48, is a Senior Vice President of ACMC, with which he has been associated since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to 1995.

  Thomas J. Bardong, Vice President of AInstF, 55, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  Matthew D. W. Bloom, Vice President of ABF, 44, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  Paul J. Denoon, Vice President of ABF, 38, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  F. Jeanne Goetz, Vice President of ABF, 45, is a Senior Vice President of ACMC, with which she has been associated since prior to 1995.

  Sean Kelleher, Vice President of ABF, 39, is a Vice President of ACMC, with which he has been associated since 1999. Previously, he was a dealer in agency pass-throughs and managed the MBS swaps desk at Deutsche Bank from 1997 to 1998. Prior thereto, he managed the agency pass-through trading desk at Normura Securities International and traded CMOs and pass-throughs at Merrill Lynch. He also worked in fixed income research at Merrill since prior to 1995.

  David A. Kruth, Vice President of AInstF, 35, is a Vice President of ACMC, with which he has been associated since 1997. Prior thereto he was a Senior Vice President of Yarmouth Group.

  Daniel Nordby, Vice President of AInstF, 56, is a Senior Vice President of ACMC, with which he has been associated since 1996. Prior thereto he was in private practice as a consulting psychologist since prior to 1995.

  Jeffrey S. Phlegar, Vice President, 34, is a Senior Vice President of ACMC with which he has been associated since prior to 1995.

  Edmund P. Bergan, Jr., Secretary of each Fund, 50, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

  Andrew L. Gangolf, Assistant Secretary of each Fund, 46, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

  Domenick Pugliese, Assistant Secretary of each Fund, 39, is a Senior Vice President and Assistant General Counsel of AFD, with which he has been since prior to 1995.

  Mark D. Gersten, Treasurer and Chief Financial Officer of each Fund, 50, is a Senior Vice President of AFS, with which he has been associated since prior to 1995.

  Vincent S. Noto, Controller of AInstF, 35, is a Vice President of AFS, with which he has been associated since prior to 1995.

  Juan J. Rodriguez, Controller of ABF, 42, is an Assistant Vice President of AFS, with which he has been associated since prior to 1995.

  The address of Messrs. Carifa, Harrison, Aronow, Lyski, Pine, Bardong, Bloom, DeNoon, Kelleher, Kruth, Nordby, Phelgar, Bergan, Gangolf and Pugliese and Mses. Gould, Corbet and Goetz is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten, Noto and Rodriguez is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

  All of the officers of the Funds are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Funds beneficially owned more than 1% of the outstanding equity securities of Alliance.

                                STOCK OWNERSHIP

  According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                                  Percent of
                                                                 Common Stock
                                                                Based on Shares
                                                                Outstanding as
  Name and Address                    Amount of Beneficial          of the
  of Beneficial Owner                 Ownership and Class         Record Date
  -------------------            ------------------------------ ---------------
Donaldson Lufkin & Jenrette      43,914,396                         99.71%
 Fidelity Mgmt. Trust            (Special Equity Institutional)
82 Devonshire St. #H11D
Boston, MA 02109

MLPF&S for the Sole Benefit      18,987,075                         18.19%
 of its Customers                (U.S. Government)
4800 Deer Lake Dr. East 2nd
Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co for          5,816,567                          22.80%
 Exclusive Benefit of Customers  (Premier Growth Institutional)
101 Montgomery St.
San Francisco, CA 94104

Trust for Profit Sharing of      2,907,085                          11.40%
Alliance  Capital Mgmt.--Plan H  (Premier Growth Institutional)
1345 Ave. of the Americas
New York, NY 10105

Smith Barney Multi Choice        1,365,983                          5.36%
 c/o The Copeland Companies      (Premier Growth Institutional)
Two Tower Center
PO Box 1063
E. Brunswick, NJ 08816

Woodstock                        1,332,268                          5.22%
PO Box 8000                      (Premier Growth Institutional)
Wisconsin Rapids, WI 54495

Mellon Trust--Ameritech Savings  8,080,203                          31.68%
 Plan                            (Premier Growth Institutional)
135 Santilli Highway
Everett, MA 02149

Trust for Profit Sharing for     1,054,699                          82.50%
 Alliance Capital Employees      (Quasar Institutional)
1345 Ave. of the Americas
New York, NY 10105

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                   By Order of the Board of Directors,

                                   Edmund P. Bergan, Jr.
                                      Secretary

New York, New York October 30, 2000

                                                                       EXHIBIT A

                   CURRENT AND PROPOSED FUNDAMENTAL POLICIES
                                  PROPOSAL ONE

Lending Policies

  Fund                           Current Policy         Proposed Policy
-----------------------------------------------------------------------------
  Alliance Bond Fund, Inc.--     1.The Fund may not     1.The Fund may not
  U.S. Government Portfolio        make loans to other    make loans to other
                                   persons.               persons, except
                                                          that the Fund may
                                                          lend its portfolio
                                                          securities in
                                                          accordance with
                                                          applicable law. The
                                                          acquisition of
                                                          investment
                                                          securities or other
                                                          investment
                                                          instruments shall
                                                          not be deemed the
                                                          making of a loan.

                                 2.The Fund may not     2.The Fund may not
                                   issue any senior       issue senior
                                   securities as          securities (except
                                   defined in the         to the extent that
                                   Investment Company     securities lending
                                   Act of 1940, as        may be considered
                                   amended, (except to    senior securities)
                                   the extent that        or borrow money,
                                   when-issued            except for
                                   securities             temporary or
                                   transactions,          emergency purposes
                                   forward commitments    in an amount not
                                   or stand-by            exceeding 5% of the
                                   commitments may be     value of its total
                                   considered senior      assets at the time
                                   securities).           the borrowing is
                                                          made.

-----------------------------------------------------------------------------
  Alliance Institutional Funds,  1.The Fund may not     1.The Fund may not
  Inc.--                           make loans except      make loans to other
  Alliance Premier Growth          through the            persons, except
  Institutional Fund               purchase of debt       that the Fund may
                                   obligations in         lend its portfolio
                                   accordance with its    securities in
                                   investment             accordance with
                                   objective and          applicable law. The
                                   policies.              acquisition of
                                                          investment
                                                          securities or other
                                                          investment
                                                          instruments shall
                                                          not be deemed the
                                                          making of a loan.

                                 2.The Fund may not     2.The Fund may not
                                   borrow money or        issue senior
                                   issue senior           securities (except
                                   securities except      to the extent that
                                   for temporary or       securities lending
                                   emergency purposes     may be considered
                                   in an amount not       senior securities)
                                   exceeding 5% of the    or borrow money
                                   value of its total     except for
                                   assets at the time     temporary or
                                   the borrowing is       emergency purposes
                                   made.                  in an amount not
                                                          exceeding 5% of the
                                                          value of its total
                                                          assets at the time
                                                          the borrowing is
                                                          made.

  Fund                           Current Policy         Proposed Policy
-----------------------------------------------------------------------------
  Alliance Institutional Funds,  1.The Fund may not     1.The Fund may not
  Inc.--                           make loans except      make loans to other
  Alliance Special Equity          through the            persons, except
  Institutional Fund               purchase of debt       that the Fund may
                                   obligations in         lend portfolio
                                   accordance with its    securities in
                                   investment             accordance with
                                   objective and          applicable law. The
                                   policies.              acquisition of
                                                          investment
                                                          securities or other
                                                          investment
                                                          instruments shall
                                                          not be deemed the
                                                          making of a loan.

                                 2.The Fund may not     2.The Fund may not
                                   borrow money from      issue senior
                                   banks or issue         securities (except
                                   senior securities      to the extent that
                                   except for             securities lending
                                   temporary or           may be considered
                                   emergency purposes     senior securities)
                                   in an amount not       or borrow money
                                   exceeding 5% of the    except for
                                   value of its total     temporary or
                                   assets at the time     emergency purposes
                                   the borrowing is       in an amount not
                                   made.                  exceeding 5% of the
                                                          value of its total
                                                          assets at the time
                                                          the borrowing is
                                                          made.
-----------------------------------------------------------------------------
  Alliance Institutional         1.The Fund may not     1.The Fund may not
  Funds, Inc.--                    make loans of its      make loans to other
  Alliance Quasar Institutional    funds or assets to     persons, except
  Fund                             any other person,      that the Fund may
                                   which shall not        lend portfolio
                                   include the            securities in
                                   purchase of a          accordance with
                                   portion of an issue    applicable law. The
                                   of publicly            acquisition of
                                   distributed bonds,     investment
                                   debentures, or         securities or other
                                   other securities,      investment
                                   whether or not the     instruments shall
                                   purchase was made      not be deemed the
                                   upon the original      making of a loan.
                                   issuance of the
                                   securities; except
                                   that the Fund may
                                   not purchase non-
                                   publicly
                                   distributed
                                   securities subject
                                   to the limitations
                                   applicable to
                                   restricted
                                   securities.

                                 2.The Fund may not     2.The Fund may not
                                   borrow money except    issue senior
                                   for temporary or       securities (except
                                   emergency purposes     to the extent that
                                   in an amount not       securities lending
                                   exceeding 5% of its    may be considered
                                   total assets at the    senior securities)
                                   time the borrowing     or borrow money
                                   is made.               except for
                                                          temporary or
                                                          emergency purposes
                                                          in an amount not
                                                          exceeding 5% of the
                                                          value of its total
                                                          assets at the time
                                                          the borrowing is
                                                          made.

                                                                       EXHIBIT B

                   CURRENT FUNDAMENTAL AND PROPOSED POLICIES
                                  PROPOSAL TWO

Diversification Policies (Proposal 2A)

  Fund                                Current Policy        Proposed Policy
------------------------------------------------------------------------------
  Alliance Institutional Funds,   The Fund may not       It is a fundamental
  Inc.-- Alliance Premier Growth  purchase               policy of the Fund
  Institutional Fund              more than 10% of the   that the Fund is
                                  outstanding voting     required with respect
                                  securities of any one  to 75% of its assets
                                  issuer.                (i) to have no more
                                                         than 5% of its assets
                                                         invested in any one
                                                         issuer and (ii) to
                                                         own not more than 10%
                                                         of the outstanding
                                                         voting securities of
                                                         any one issuer.

------------------------------------------------------------------------------
  Alliance Institutional Funds,   The Fund may not       It is a fundamental
  Inc.-- Alliance Special Equity  purchase more than     policy of the Fund
  Institutional Fund              10% of the             that the Fund is
                                  outstanding voting     required with respect
                                  securities of any one  to 75% of its assets
                                  issuer.                (i) to have no more
                                                         than 5% of its assets
                                                         invested in any one
                                                         issuer and (ii) to
                                                         own not more than 10%
                                                         of the outstanding
                                                         voting securities of
                                                         any one issuer.


NON-U.S. COMPANY POLICY (Proposal 2B)

  Fund                               Current Policy        Proposed Policy
-----------------------------------------------------------------------------
  Alliance Institutional Funds,  The Fund invests at    The Fund invests at
  Inc.--Alliance Premier Growth  least 85% of its       least 80% of its
  Institutional Fund             total assets in        total assets in
                                 equity securities in   equity securities of
                                 "U. S. Companies". A   U.S Companies. A
                                 "U.S. Company" is      "Non-U.S. Company" is
                                 defined as a company   a company that (i) is
                                 that (i) is organized  organized outside the
                                 under United States    United States, (ii)
                                 law, (ii) has its      has its principal
                                 principal office in    place of business
                                 the United States,     outside the United
                                 and (iii) issues       States, and (iii)
                                 equity securities      issues securities
                                 that are traded        that are traded
                                 principally in the     principally in a
                                 United States.         foreign country.
                                                        Companies that do not
                                                        fall within the
                                                        definition of "Non-
                                                        U.S. Company" would
                                                        be considered to be
                                                        U.S. Companies for
                                                        purposes of this
                                                        policy.

Commodities Policies (Proposal 2C)

               Fund                   Current Policy        Proposed Policy
------------------------------------------------------------------------------
  Alliance Institutional Funds,   The Fund may not       Fundamental It is a
  Inc.-- Alliance Special Equity  purchase or sell       fundamental policy of
  Institutional Fund              commodities or         the Fund not to
                                  commodity contracts.   purchase or sell
                                                         commodities or
                                                         commodity contracts,
                                                         except financial
                                                         forward and futures
                                                         contracts and option
                                                         on such contracts.

                                                         Non-fundamental It is
                                                         a non-fundamental
                                                         policy of the Fund
                                                         that:

                                                         (i) the Fund utilize
                                                         futures and options
                                                         thereon only for
                                                         hedging purposes,

                                                         (ii) the Fund will
                                                         not enter into any
                                                         futures contracts or
                                                         options on futures
                                                         contracts if
                                                         immediately
                                                         thereafter the market
                                                         values of the
                                                         outstanding futures
                                                         contracts of the Fund
                                                         and the futures
                                                         contracts subject to
                                                         outstanding options
                                                         written by the Fund
                                                         would exceed 50% of
                                                         its total assets,

                                                         (iii) the Fund will
                                                         not purchase or sell
                                                         a stock index future
                                                         if immediately
                                                         thereafter more than
                                                         30% of its total
                                                         assets would be
                                                         hedged by stock index
                                                         futures, and

                                                         (iv) the Fund will
                                                         not purchase or sell
                                                         a stock index future
                                                         if, immediately
                                                         thereafter, the sum
                                                         of the amount of
                                                         margin deposit on the
                                                         Fund's existing
                                                         futures positions
                                                         would exceed 5% of
                                                         the market value of
                                                         the Fund's total
                                                         assets.

  Alliance Institutional Funds,  The Fund may not       Fundamental
  Inc.--                         purchase or sell       It is a fundamental
  Alliance Quasar Institutional  commodities or         policy of the Fund
  Fund                           commodity contracts.   not to purchase or
                                                        sell commodities or
                                                        commodity contracts,
                                                        except financial
                                                        forward and futures
                                                        contracts and option
                                                        on such contracts.

                                                        Non-fundamental
                                                        It is a non-
                                                        fundamental policy of
                                                        the Fund that:

                                                        (i) the Fund utilize
                                                        futures and options
                                                        thereon only for
                                                        hedging purposes,

                                                        (ii) the Fund will
                                                        not enter into any
                                                        futures contracts or
                                                        options on futures
                                                        contracts if
                                                        immediately
                                                        thereafter the market
                                                        values of the
                                                        outstanding futures
                                                        contracts of the Fund
                                                        and the futures
                                                        contracts subject to
                                                        outstanding options
                                                        written by the Fund
                                                        would exceed 50% of
                                                        its total assets,

                                                        (iii) the Fund will
                                                        not purchase or sell
                                                        a stock index future
                                                        if immediately
                                                        thereafter more than
                                                        30% of its total
                                                        assets would be
                                                        hedged by stock index
                                                        futures, and

                                                        (iv) the Fund will
                                                        not purchase or sell
                                                        a stock index future
                                                        if, immediately
                                                        thereafter, the sum
                                                        of the amount of
                                                        margin deposit on the
                                                        Fund's existing
                                                        futures positions
                                                        would exceed 5% of
                                                        the market value of
                                                        the Fund's total
                                                        assets.

                                                                       EXHIBIT C

                        CURRENT INVESTMENT RESTRICTIONS
                                 PROPOSAL THREE

Writing, Purchasing or Selling of Puts, Calls or Any Combination (Proposal 3A)

  Fund                            Current Policy        Proposed Policy
------------------------------------------------------------------------
  Alliance Bond Fund, Inc.--  Fundamental            Non-Fundamental
  U.S. Government Portfolio   The Fund may not       The Fund may not
                              write, purchase or     write, purchase or
                              sell puts, calls or    sell puts, calls or
                              combinations thereof.  any combination
                                                     thereof.


Unseasoned Issuer Policies (Proposal 3B)

  Fund                            Current Policy        Proposed Policy
-----------------------------------------------------------------------
  Alliance Bond Fund, Inc.--  Fundamental            No proposed policy
  U.S. Government Portfolio   The Fund will not
                              invest more than 15%
                              of its total assets
                              in securities of
                              issuers which
                              together with any
                              predecessors have
                              been in continuous
                              operation for less
                              than 3 years.

                                                                       EXHIBIT C

                   Current Fundamental and Proposed Policies

Illiquid Securities Policies (Proposal 3C)

  Fund                               Current Policy        Proposed Policy
-----------------------------------------------------------------------------
  Alliance Bond Fund, Inc.--     The Fund will not      It is a non-
  U.S. Government Portfolio      invest more than 15%   fundamental policy of
                                 of average net assets  the Fund that the
                                 at the time of         Fund may not purchase
                                 purchase in            any security or enter
                                 securities which are   into a repurchase
                                 not readily            agreement if, as a
                                 marketable including   result, more than 15%
                                 restricted             of its net assets
                                 securities.            would be invested in
                                                        repurchase agreements
                                                        not entitling the
                                                        holder to payment of
                                                        principal and
                                                        interest within seven
                                                        days and in
                                                        securities that are
                                                        illiquid by virtue of
                                                        legal or contractual
                                                        restrictions on
                                                        resale or the absence
                                                        of a readily
                                                        available market;
                                                        however, this
                                                        restriction will not
                                                        apply to securities
                                                        sold pursuant to Rule
                                                        144A under the
                                                        Securities Act of
                                                        1933, so long as such
                                                        securities meet
                                                        liquidity guidelines
                                                        established from time
                                                        to time by the Board
                                                        of Directors.
-----------------------------------------------------------------------------
  Alliance Institutional Funds,  The Fund may not       It is a non-
  Inc.--                         invest more than 10%   fundamental policy of
  Alliance Quasar Institutional  of its assets in       the Fund that the
  Fund                           restricted             Fund may not purchase
                                 securities.            any security or enter
                                                        into a repurchase
                                                        agreement if, as a
                                                        result, more than 15%
                                                        of its net assets
                                                        would be invested in
                                                        repurchase agreements
                                                        not entitling the
                                                        holder to payment of
                                                        principal and
                                                        interest within seven
                                                        days and in
                                                        securities that are
                                                        illiquid by virtue of
                                                        legal or contractual
                                                        restrictions on
                                                        resale or the absence
                                                        of a readily
                                                        available market;
                                                        however, this
                                                        restriction will not
                                                        apply to securities
                                                        sold pursuant to Rule
                                                        144A under the
                                                        Securities Act of
                                                        1933, so long as such
                                                        securities meet
                                                        liquidity guidelines
                                                        established from time
                                                        to time by the Board
                                                        of Directors.

                            TABLE OF CONTENTS                               Page
                            -----------------                               ----
Introduction..............................................................    1
Proposal One: Approval of a Proposal to Amend a Fundamental Policy to
  Permit Securities Lending to the Extent Permitted by the 1940 Act.......    5
Proposal Two: Approval of Proposals to Amend Certain Fundamental Policies.    6
Proposal Three: Approval of Proposals to Remove or Reclassify Certain of
  the Funds' Fundamental Policies as Non-Fundamental Policies.............   11
How to Vote...............................................................   14
Information as to the Funds' Principal Officers...........................   14
Stock Ownership...........................................................   17
Report to Stockholders....................................................   18
Exhibit A.................................................................   19
Exhibit B.................................................................   21
Exhibit C.................................................................   24

              Alliance Bond Fund, Inc.--U.S. Government Portfolio

                       Alliance Institutional Funds, Inc.
                  --Alliance Premier Growth Institutional Fund
                  --Alliance Special Equity Institutional Fund
                      --Alliance Quasar Institutional Fund


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                                     (LOGO)
                        Alliance Capital Management L.P.
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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

December 12, 2000